SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 20, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                  000-24757                56-1764501
------------------------------  ------------------------  ----------------------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation                                     Identification
                                                                Number)


                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)


                                 (845) 892-1900
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.


     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into an amendment agreement to extend the maturity date of the Convertible Promissory Note (the "Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Note from May 20, 2002 to May 31, 2002 and also deletes the mandatory conversion provisions contained in Section 4 of the Note. eMagin and Travelers are currently engaging in discussions in respect of the restructuring of the Note. There can be no assurance that eMagin will be able to arrange a restructuring of the Note on terms acceptable to eMagin, if at all.

     The foregoing description is only a summary of the transaction described and is qualified in its entirety by the Amendment No. 1 to Convertible
Promissory Note attached as an exhibit to this Form 8-K, which exhibit is incorporated herein by reference.


ITEM 7.  EXHIBITS.

 Exhibit
 Number             Description

 10.1               Amendment No. 1 to Convertible  Promissory  Note dated as of
                    May 20, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           EMAGIN CORPORATION

                                           By: /s/ Edward V. Flynn
                                              ----------------------------------
                                              Name:  Edward V. Flynn
                                              Title: Chief Financial Officer


Dated May 20, 2002.